EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Cougar Biotechnology, Inc. does hereby certify that, to his knowledge:

(a)	the Quarterly Report on Form 10-Q of Cougar Biotechnology, Inc. for the quarter ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cougar Biotechnology, Inc.

Dated: November 10, 2008	/S/ ALAN H. AUERBACH
Alan H. Auerbach
Chief Executive Officer & President